KAR Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—93.4%
Consumer Discretionary—10.2%
Cheesecake Factory, Inc. (The)	921,800	$21,127
ServiceMaster Global Holdings, Inc.(1)	625,996	22,342
Thor Industries, Inc.	323,982	34,514
		77,983

Consumer Staples—7.0%
National Beverage Corp.(1)	507,734	30,982
WD-40 Co.	113,570	22,521
		53,503

Financials—14.2%
Bank of Hawaii Corp.	324,160	19,907
First Financial Bankshares, Inc.	360,050	10,402
Houlihan Lokey, Inc.	590,386	32,849
Primerica, Inc.	186,761	21,776
RLI Corp.	271,812	22,316
Stock Yards Bancorp, Inc.	43,075	1,731
		108,981

Health Care—1.7%
Anika Therapeutics, Inc.(1)	349,140	13,173
Industrials—36.9%
Albany International Corp. Class A	406,425	23,861
Armstrong World Industries, Inc.	251,606	19,615
Construction Partners, Inc. Class A(1)	694,000	12,325
CoreLogic, Inc.	586,870	39,449
Graco, Inc.	512,481	24,594
John Bean Technologies Corp.	91,266	7,851
Landstar System, Inc.	209,828	23,566
Lincoln Electric Holdings, Inc.	162,910	13,724
RBC Bearings, Inc.(1)	206,100	27,626
SiteOne Landscape Supply, Inc.(1)	362,035	41,261
UniFirst Corp.	104,071	18,624
Watsco, Inc.	169,153	30,058
		282,554

Information Technology—11.4%
American Software, Inc. Class A	799,391	12,599
	Shares	Value

Information Technology—continued
Badger Meter, Inc.	280,704	$17,662
Brooks Automation, Inc.	832,230	36,818
Jack Henry & Associates, Inc.	107,240	19,735
		86,814

Materials—7.6%
Scotts Miracle-Gro Co. (The)	434,681	58,452
Real Estate—4.4%
MGM Growth Properties LLC Class A	1,224,910	33,330
Total Common Stocks (Identified Cost $525,087)		714,790

Total Long-Term Investments—93.4% (Identified Cost $525,087)		714,790

Short-Term Investment—4.3%
Money Market Mutual Fund—4.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.085%)(2)	33,024,255	33,024
Total Short-Term Investment (Identified Cost $33,024)		33,024

TOTAL INVESTMENTS—97.7% (Identified Cost $558,111)		$747,814
Other assets and liabilities, net—2.3%		17,360
NET ASSETS—100.0%		$765,174

Abbreviation:
LLC	Limited Liability Company

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$714,790	$714,790
Money Market Mutual Fund	33,024	33,024
Total Investments	$747,814	$747,814
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2020.
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
See Notes to Schedule of Investments

KAR SMALL-CAP VALUE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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